SIGNED
SEC. File Nos. 33-17917
               811-5364

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

   FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No. 14
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No. 17

AMERICAN HIGH-INCOME TRUST
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code:
(213) 486-9200


JULIE F. WILLIAMS
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
Robert E. Carlson, Esq.
PAUL, HASTINGS, JANOFSKY & WALKER LLP
555 S. Flower Street
Los Angeles, CA 90071-2371
(Counsel for the Registrant)

   Title of Securities being Registered: Shares of Beneficial Interest

   Approximate date of proposed public offering:
It is proposed that this filing become effective on December 1, 1997 pursuant to paragraph (b) of rule 485.


                          AMERICAN HIGH-INCOME TRUST
                             CROSS REFERENCE SHEET

    Item Number of

Part "A" of Form N-1A                        Captions in Prospectus (Part "A")

1.       Cover Page                          Cover Page

2.       Synopsis                            Expenses

3.       Condensed Financial Information     Financial Highlights; Investment Results

4.       General Description of Registrant   Investment  Policies and Risks

5.       Management of the Fund              Financial Highlights

6.       Capital Stock and Other Securities   Investment  Policies and Risks;  Securities and

                                              Investment Techniques; Fund Organization and Management; Dividends,

                                              Distributions and Taxes

7.       Purchase of Securities Being Offered   Purchasing Shares; Other Important Things to Remember

8.       Redemption or Repurchase             Selling Shares

9.       Legal Proceedings                    N/A



Item Number of                              Captions in Statement of

Part "B" of Form N-1A                       Additional Information (Part "B")

10.      Cover Page                         Cover

11.      Table of Contents                  Table of Contents

12.      General Information and History

13.      Investment Objectives and Policies   Description of Securities and Investment Techniques;

                                              Investment Restrictions

14.      Management of the Registrant       Fund Officers and Trustees;

15.      Control Persons and Principal Holders    Fund Officers and Trustees

16.      Investment Advisory and Other Services   Fund Officers and Trustees; Management;
                                                  General Information

17.      Brokerage Allocation and Other Practices  Execution of Portfolio Transactions

18.      Capital Stock and Other Securities       None

19.      Purchase, Redemption and Pricing of    Purchase of Shares; Redeeming Shares; Shareholder Account Services and Privileges
         Securities Being Offered

20.      Tax Status                             Dividends, Distributions and Federal Taxes

21.      Underwriter                            Management -- Principal  Underwriter

22.      Calculation of Performance Data        Investment Results

23.      Financial Statements                   Financial Statements



   Item in Part "C"

24.      Financial Statements and Exhibits

25.      Persons Controlled by or under Common Control

         with Registrant

26.      Number of Holders of Securities

27.      Indemnification

28.      Business and Other Connections of Investment Adviser

29.      Principal Underwriters

30.      Location of Accounts and Records

31.      Management Services

32.      Undertakings

         Signature Page




                              [LOGO APPEARS HERE]

--------------------------------------------------------------------------------


                          American High-Income TrustSM

                                   Prospectus




                               DECEMBER 1, 1997

AMERICAN HIGH-INCOME TRUST
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Expenses                       3     Investment Results                  10
 ..................................   .......................................
Financial Highlights           4     Dividends, Distributions and Taxes  11
 ..................................   .......................................
Investment Policies and Risks  5     Fund Organization and Management    12
 ..................................   .......................................
Securities and Investment            Shareholder Services                17
  Techniques                   6
 ..................................
Multiple Portfolio Counselor
  System                       9
--------------------------------------------------------------------------------

The fund's primary investment objective is a high level of current income; its secondary investment objective is capital appreciation.

Under normal market conditions, the fund will invest at least 65% of its assets in bonds and debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard and Poor's Corporation or unrated but determined to be of comparable quality. These securities are commonly known as "high-yield, high-risk" bonds and are subject to greater fluctuations in value than higher quality bonds and risk of loss of income and principal.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   22-010-1297

--------------------------------------------------------------------------------
   AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                 4.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                     0.46%
 ................................................................................
12b-1 expenses                                                      0.25%/1/
 ................................................................................
Other expenses                                                      0.11%
 ................................................................................
Total fund operating expenses                                       0.82%

1 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year                                                            $ 55
 ................................................................................
Three years                                                         $ 72
 ................................................................................
Five years                                                          $ 91
 ................................................................................
Ten years                                                           $144

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
  AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                YEAR ENDED SEPTEMBER 30
                                                .......................
                         1997     1996    1995    1994    1993    1992    1991    1990    1989   1988/1/
            ----------------------------------------------------------------------------------------------
Net asset value,
beginning of year       $ 14.86  $14.30  $13.97  $15.18  $14.58  $13.56  $11.81  $13.91  $14.15    $14.29
----------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                     1.26    1.29    1.33    1.25    1.28    1.35    1.46    1.59    1.58       .96
 .........................................................................................................
Net realized and
unrealized gain (loss)
on investments              .83     .59     .39    (.99)    .74     .99    1.78   (2.11)   (.24)     (.16)
 .........................................................................................................
Total income (loss)
from investment
operations                 2.09    1.88    1.72     .26    2.02    2.34    3.24    (.52)   1.34       .80
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income         (1.24)  (1.32)  (1.32)  (1.21)  (1.29)  (1.32)  (1.49)  (1.58)  (1.58)     (.94)
 .........................................................................................................
Distributions from
net realized gains         (.02)    --     (.07)   (.26)   (.13)    --      --      --      --        --
 .........................................................................................................
Total distributions       (1.26)  (1.32)  (1.39)  (1.47)  (1.42)  (1.32)  (1.49)  (1.58)  (1.58)     (.94)
 .........................................................................................................
Net asset value,
end of year             $ 15.69  $14.86  $14.30  $13.97  $15.18  $14.58  $13.56  $11.81  $13.91    $14.15
 .........................................................................................................
Total return/2/          14.66%  13.68%  13.34%   1.60%  14.59%  18.08%  29.13%  (4.02%)  9.92%     5.77%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)      $ 2,108  $1,547  $1,111   $ 835  $  707  $  438  $  255  $  140  $  125    $   68
 .........................................................................................................
Ratio of expenses to
average net assets         .82%    .87%    .89%    .86%    .87%    .94%   1.00%   1.00%    .97%   .49%/3/
 .........................................................................................................
Ratio of net income
to average net assets     8.35%   8.90%   9.72%   8.63%   8.60%   9.58%  11.41%  12.42%  11.49%  7.48%/3/
 .........................................................................................................
Portfolio turnover
rate                     53.55%  39.74%  29.56%  42.03%  44.37%  58.04%  44.38%  37.89%  45.78% 21.63%/3/
 .........................................................................................................

1 Represents the initial period of operations from February 19, 1988 to
  September 30, 1988.
2 Excludes maximum sales charge of 4.75%.
3 Based on operations for the period shown and, accordingly, are not representative of a full year's operations.

--------------------------------------------------------------------------------
   AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS

The fund's primary investment objective is a high level of current income; its secondary investment objective is capital appreciation.

The fund invests primarily in fixed-income securities, with an emphasis on higher yielding, higher risk, lower rated or unrated corporate bonds. Under normal market conditions, the fund will invest at least 65% of its assets in high-yield, high-risk bonds and other similar securities including preferred stocks. The fund may invest in notes and bonds issued by governments, their agencies or instrumentalities or corporations in which the principal value and interest payments vary with the rate of inflation. The fund may also maintain assets in cash equivalents, government securities and other higher grade assets.

In pursuing its secondary investment objective of capital appreciation, the fund may purchase high-yield, high-risk bonds that Capital Research and Management Company expects will increase in value due to improvements in credit quality or ratings, or anticipated declines in interest rates. The fund may also invest for this purpose up to 25% of its assets in equity securities (including common stocks) and in securities that have a combination of debt and equity characteristics (including preferred stocks and convertible debentures). Equity-type securities may be purchased as part of a unit with fixed-income securities or when an unusual opportunity for capital appreciation is perceived. The fund also may purchase or hold warrants or rights, subject to certain limitations and may invest in reinsurance related notes and bonds.

Investment limits are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest its assets in debt securities rated Ba and BB or below by Moody's Investor Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds are described by the ratings agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.

High-yield, high-risk bonds may be very sensitive to adverse economic changes and may be less sensitive to interest rate changes. In addition, periods of economic uncertainty and changes may increase volatility of market prices and yields of high-yield, high-risk bonds and, in turn, the fund's net asset value. High-yield, high-risk bonds may contain redemption or call provisions which, if exercised during a period of declining interest rates, may cause the fund to have to replace the security with a lower yielding security, resulting in a decreased return for investors. Furthermore, there may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds.

The fund may invest in bonds rated as low as C by Moody's or D by S&P. See the Appendix for a complete description of the bond ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible

--------------------------------------------------------------------------------
    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.</r.

PORTFOLIO COMPOSITION



The average monthly composition of the fund's portfolio as a percentage of its average net assets based on the higher of Moody's or S&P ratings for the fiscal year ended September 30, 1997 was as follows:

--------------------------------------------------------------------
Aaa/AAA                                                        5.94%
 .....................................................................
Baa/BBB                                                        2.03%
 .....................................................................
Ba/BB                                                         19.18%
 .....................................................................
B/B                                                           53.01%
 .....................................................................
Caa/CCC                                                        0.39%
 .....................................................................
C                                                              0.16%
 .....................................................................
Non-rated                                                      4.38%

Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

---------------------------------------------------------------------
Ba/BB                                                          0.03%
 .....................................................................
B/B                                                            1.01%
 .....................................................................
Caa/CCC                                                        3.34%

Equity-type securities and money market instruments/cash made up an average of 4.65% and 10.26%, respectively, of the fund's portfolio.

INVESTING IN VARIOUS COUNTRIES

The fund has the flexibility to invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Investing outside the U.S. involves special

--------------------------------------------------------------------------------
  AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

PRIVATE PLACEMENTS

Normally, securities acquired in private placements are subject to contractual restrictions on resale. Any such securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

--------------------------------------------------------------------------------
   AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio.
The primary individual portfolio counselors for the fund are listed below.


                                                                                 YEARS OF EXPERIENCE AS
                                                                                        INVESTMENT
                                                                                       PROFESSIONAL
                                                                                       (APPROXIMATE)
                                                                               .............................
                                                     YEARS OF EXPERIENCE       WITH CAPITAL
                                                    AS PORTFOLIO COUNSELOR     RESEARCH AND
PORTFOLIO COUNSELORS                               FOR AMERICAN HIGH-INCOME     MANAGEMENT
    FOR AMERICAN                                            TRUST                COMPANY OR         TOTAL
 HIGH-INCOME TRUST        PRIMARY TITLE(S)              (APPROXIMATE)          ITS AFFILIATES       YEARS
------------------------------------------------------------------------------------------------------------
ABNER D.              Director of the fund.            Less than 1 year         30 years          46 years
GOLDSTINE             Senior Vice President
                      and Director, Capital
                      Research and Management
                      Company
------------------------------------------------------------------------------------------------------------
DAVID C.              Vice President                  8 years                  10 years           16 years
BARCLAY               of the fund.
                      Senior Vice President
                      and Director, Capital
                      Research Company*
------------------------------------------------------------------------------------------------------------
SUSAN M.              Vice President                  4 years                   8 years            9 years
TOLSON                of the fund.
                      Vice President
                      and Director,
                      Capital Research
                      Company*
------------------------------------------------------------------------------------------------------------

  * Company affiliated with Capital Research and Management Company.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
INVESTMENT RESULTS

The fund may compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield, and/or distribution rate basis. Results calculated without a sales charge will be higher.

  TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

  YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

  DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED SEPTEMBER 30, 1997)


                           THE FUND       THE FUND AT
AVERAGE ANNUAL              AT NET          MAXIMUM         SALOMON
TOTAL RETURNS:          ASSET VALUE/1/ SALES CHARGE/1/,/2/ BROTHERS/3/ LIPPER/4/
--------------------------------------------------------------------------------
One year                    14.66%            9.23%           9.71%     14.96%
 ................................................................................
Five years                  11.46%           10.37%           6.97%     11.43%
 ................................................................................
Lifetime/5/                 11.82%           11.25%           8.75%     10.45%
--------------------------------------------------------------------------------

Yield/1/,/2/: 7.35%
Distribution Rate/2/: 7.33%

1 These fund results were calculated according to a standard formula that is required for all stock and bond funds.
2 The maximum sales charge has been deducted.
3 Salomon Brothers Broad Investment-Grade Bond Index represents a market capitalization-weighted index that includes Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (BBB-/ Baa3) with a maturity of one year or longer.
4 Lipper High Current Yield Bond Funds Index represents an equally weighted performance index adjusted for capital gain distributions and income dividends of the largest qualifying funds in this objective.
5 The fund began investment operations on February 19, 1988.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
Here are the fund's annual total returns calculated without a sales charge.
This information is being supplied on a calendar year basis.

[end bar chart]
1988  8.38
1989  5.63
1990  0.07
1991 32.36
1992 14.29
1993 17.22
1994 -5.11
1995 20.68
1996 13.75
[end bar chart]

Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends, which may fluctuate, from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. All capital gains, if any, are distributed annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

   TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust in 1987. All fund operations are supervised by the fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a fee, which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels, plus an amount which may not exceed 3% of the fund's gross investment income for the preceding month and which also declines at certain annual gross investment levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed above under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed above under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying other types of sales loads.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                 AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
      [MAP FOR AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS APPEARS HERE]

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax:  714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax:  210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
p.o. Box 6007
Indianapolis, Indiana
46206-6007
Fax:  317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax:  804/670-4773
                                      14

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa--Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

"Aa--High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A--Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa--Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba--Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B--Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa--Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca--Speculative in a high degree; often in default or having other marked shortcomings."

"C--Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA--Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA--High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A--Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB--Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C--Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1--Reserved for income bonds on which interest is being paid."

"D--In default and payment of interest and/or repayment of principal is in arrears."

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

  Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

  Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

  Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

  Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

  Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                                   $1,000
  For a retirement plan account                                           $  250
  For a retirement plan account through payroll deduction                 $   25

To add to an account                                                      $   50
  For a retirement plan account                                           $   25

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                                SALES CHARGE AS A
                                                  PERCENTAGE OF
                                               ..................     DEALER
                                                            NET    CONCESSION AS
                                               OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                                       PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $25,000                                4.75%     4.99%       4.00%
 ................................................................................
$25,000 but less than $50,000                    4.50%     4.71%       3.75%
 ................................................................................
$50,000 but less than $100,000                   4.00%     4.17%       3.25%
 ................................................................................
$100,000 but less than $250,000                  3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000                  2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million                2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below                    see below see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

  Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

  Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

  Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

  Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLine(SM) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLine(SM), or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

NOTES

--------------------------------------------------------------------------------
FOR SHAREHOLDER SERVICES                                  FOR DEALER SERVICES
American Funds                                            American Funds
Service Company                                           Distributors
800/421-0180 ext. 1                                       800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION
            American                                American Funds
            FundsLine(R)                            Internet Web site
            800/325-3590                            http://www.americanfunds.com

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
--------------------------------------------------------------------------------
   MULTIPLE TRANSLATIONS

This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
--------------------------------------------------------------------------------
OTHER FUND INFORMATION

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more detailed information on all aspects of the fund, including the fund's financial statements.

A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

CODE OF ETHICS

Includes a description of the fund's personal investing policy.

To request a free copy of any of the documents above:

Call American Funds                   or                 Write to the Secretary
Service Company                                          of the fund
800/421-0180 ext. 1                                      333 South Hope Street
                                                         Los Angeles, CA 90071
--------------------------------------------------------------------------------

This prospectus has been printed on recycled paper. [RECYCLED LOGO]

                                       24

                           AMERICAN HIGH-INCOME TRUST
                                    Part B
                      Statement of Additional Information
                               December 1, 1997

    This document is not a prospectus but should be read in conjunction with a current prospectus dated December 1, 1997 of American High-Income Trust (the "fund"). A prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           American High-Income Trust
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

 Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents

ItemPage No.



Description of Securities and Investment Techniques                1

Investment Restrictions                                            6

Fund Officers and Trustees                                         9

Management                                                        12

Dividends, Distributions and Federal Taxes                        15

Purchase of Shares                                                18

Redeeming Shares                                                  24

Shareholder Account Services and Privileges                       25

Execution of Portfolio Transactions                               27

General Information                                               27

Investment Results                                                29

Appendix                                                          32

Financial Statements                                              Attached


              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

 The descriptions below are intended to supplement the material in the prospectus under "Securities and Investment Techniques."

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when Capital Research and Management Company (the "Investment Adviser") believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

COMMERCIAL BANK OBLIGATIONS - The fund will invest in certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) only to the extent that such items represent direct or contingent obligations of commercial banks with assets in excess of $1 billion, based on latest published reports, or obligations issued by commercial banks with assets of less than $1 billion if the principal amount of such obligation is federally insured.

   FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss beginning on the date of the agreement.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940 (the "1940 Act"), these transactions may be considered borrowings by the fund; accordingly, the fund will limit these transactions, together with any other borrowings, to no more than one-third of its total assets. Although these transactions will not be entered into for the purpose of leveraging, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase or roll agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

   PRIVATE PLACEMENTS - The fund will invest no more than 15% of its net assets, in aggregate, in securities that are not readily marketable, including certain securities acquired in private placements (which are direct sales of
securities to a limited number of investors).   Private placements may be
either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, all private placements will be deemed illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of trustees.

   INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

    Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

VARIABLE, FLOATING RATE AND SYNTHETIC OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate. Although the fund has no current intention of doing so during the next 12 months, the fund may also invest in "synthetic" securities whose value depends on the level of currencies, commodities, securities, securities indexes, or other financial indicators or statistics. For example, these could include fixed-income securities whose value or interest rate is determined by reference to the value of a foreign currency relative to the U.S. dollar, or to the value of different foreign currencies relative to each other. The value or interest rate of these securities may increase or decrease as the value of the underlying instrument changes.

   REINSURANCE RELATED NOTES AND BONDS - The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, the reinsurance company would not be required to repay all or a portion of the principal value of the notes or bonds if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

   PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

    "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

    Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities do not affect the rights of borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

    "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

    "Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

   "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.

CASH AND CASH EQUIVALENTS - Subject to the requirement that it maintain at least 65% of its assets in high-risk, high-yield bonds under normal market conditions, the fund may maintain assets in cash or cash equivalents. Cash equivalents include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit, (interest-bearing time deposits); and bankers' acceptances, (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

   WARRANTS OR RIGHTS - The fund has no current intention to invest in warrants or rights, valued at the lower of cost or market, in excess of 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the fund's net assets, may be warrants or rights that are not listed on either the New York Stock Exchange or the American Stock Exchange. Warrants or rights acquired by the fund in units or attached to securities will be deemed to be without value for purposes of these restrictions. The fund's policy regarding investments in warrants and rights is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval.

CURRENCY TRANSACTIONS - The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention to do so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call in a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, computed at the time any such loan is made.

REPURCHASE AGREEMENTS - Although the fund has no current intention to do so during the next 12 months, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral security under the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

OPTIONS ON U.S. TREASURY SECURITIES - Although the fund has no current intention of doing so during the next 12 months, from time to time, the fund may purchase put and call options on U.S. Treasury securities ("Treasury securities"). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell (buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter ("OTC options"). Exchange-traded options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

 Although the fund may purchase options to reduce the risk of increases in interest rates, it cannot thereby eliminate all such risks. For example, while the value of options on Treasury securities principally is related to general levels of interest rates on Treasury securities, the values of higher yielding corporate obligations in which the fund primarily invests also are affected by credit and other factors. The fund is subject to the loss of its entire premium payment where the option is allowed to expire without exercise. The fund may not purchase any additional options if, as a result, the value of all options owned by the fund would exceed 5% of the fund's total assets.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last ten years.

                            INVESTMENT RESTRICTIONS

    The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased. These restrictions provide that the fund may not:

  1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer;

         2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

         3. Invest in companies for the purpose of exercising control or management;

  4. Knowingly purchase securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

  5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

  6. Acquire illiquid securities, if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 15% of the fund's net assets;

          7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

          8. Make loans, except that this does not prevent the fund from purchasing debt securities, entering into repurchase agreements or making loans of portfolio securities;

          9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 10. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets. The fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

        12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;
 13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

        14. Invest in interests in oil, gas, or other mineral exploration or development programs;

        15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 16. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies or U. S. Government securities.

 A further investment policy of the fund, which may be changed by action of the Board of Trustees without shareholder approval, is that the Fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

 Notwithstanding Investment Restriction #4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees and to the extent such investments are allowed by an exemptive order granted by the U.S. Securities and Exchange Commission.

                           AMERICAN HIGH-INCOME TRUST
                           FUND OFFICERS AND TRUSTEES
                        TRUSTEES AND TRUSTEE COMPENSATION

NAME,            POSITION         PRINCIPAL            AGGREGATE              TOTAL                   TOTAL
ADDRESS          WITH             OCCUPATION(S)        COMPENSATION           COMPENSATION            NUMBER
AND AGE          REGISTRANT       DURING PAST 5        (INCLUDING             (INCLUDING              OF FUND
                                  YEARS                VOLUNTARILY            VOLUNTARILY             BOARDS ON
                                  (POSITIONS           DEFERRED               DEFERRED                WHICH
                                  WITHIN THE           COMPENSATION/1/)       COMPENSATION/1/)        TRUSTEE
                                  ORGANIZATIONS        FROM THE FUND          FROM ALL FUNDS          SERVES/2/
                                  LISTED MAY           DURING                 MANAGED BY
                                  HAVE CHANGED         FISCAL YEAR            CAPITAL
                                  DURING THIS          ENDED                  RESEARCH AND
                                  PERIOD)              SEPTEMBER 30,          MANAGEMENT
                                                       1997                   COMPANY/2/ FOR
                                                                              THE YEAR ENDED
                                                                              SEPTEMBER 30,
                                                                              1997

H.               Trustee          Private              $4,411/3/              $166,300                18
Frederick                         Investor.
Christie                          Former
Age: 64                           President and
P.O. Box                          CEO, The
144                               Mission Group
Palos                             (non-utility
Verdes                            holding
Estates,                          company,
CA 90274                          subsidiary of
                                  Southern
                                  California
                                  Edison
                                  Company)

+Don R.          Trustee          President            none/4/                none/4/                 12
Conlan                            (retired),
Age: 61                           The Capital
1630 Milan                        Group
Avenue                            Companies,
South                             Inc.
Pasadena,
CA  91030

Diane C.         Trustee          CEO and              $3,700                 $43,000                 12
Creel                             President,
Age: 49                           The Earth
100 W.                            Technology
Broadway                          Corporation
Suite 5000                        (international
Long                              consulting
Beach, CA                         engineering)
90802

Martin           Trustee          Chairman,            $4,025/3/              $134,000                16
Fenton,                           Senior
Jr.                               Resource Group
Age: 62                           (management of
4350                              senior living
Executive                         centers)
Drive
Suite 101
San Diego,
CA  92121-2116

Leonard R.       Trustee          President,           $4,467                 $48,200                 12
Fuller                            Fuller
Age: 51                           Consulting
4337                              (management
Marina                            consultants)
City Drive
Suite 841
ETN
Marina del
Rey, CA
90292

+*Abner D.       Trustee          Senior Vice          none/4/                 none/4/                12
Goldstine                         President and
Age: 67                           Director,
                                  Capital
                                  Research and
                                  Management
                                  Company

+**Paul G.       Chairman         Executive Vice       none/4/                none/4/                 14
Haaga, Jr.       of               President and
Age: 48          the Board        Director,
                                  Capital
                                  Research and
                                  Management
                                  Company

Herbert          Trustee          Private              $4,243                 $70,000                 14
Hoover III                        Investor
Age: 70
1520
Circle
Drive
San
Marino, CA
91108

Richard G.       Trustee          Chairman,            $4,054/3/              $100,000                13
Newman                            President and
Age: 63                           CEO,
3250                              AECOM
Wilshire                          Technology
Boulevard                         Corporation
Los                               (architectural
Angeles,                          engineering)
CA 90010-1599

Peter C.         Trustee          Retired.             $4,067/3/              $48,200                 12
Valli                             Former
Age: 70                           Chairman and
45 Sea                            CEO, BW/IP
Isle Drive                        International
Long                              Inc.
Beach, CA                         (industrial
90803                             manufacturing)



+ Trustees who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.



* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

   /3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as
follows:   H. Frederick Christie ($7,923), Martin Fenton, Jr. ($9,633), Richard
G. Newman ($17,445), and Peter C. Valli ($15,559). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee .

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                     OFFICERS
         (with their principal occupations during the past five years)#

NAME AND ADDRESS                     AGE      POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING
                                              REGISTRANT                PAST 5 YEARS

Richard T. Schotte                   55       President                 Vice President, Capital Research
11100 Santa Monica Blvd.                                                and Management Company
Los Angeles, CA 90025

David C. Barclay                     41       Vice President            Senior Vice President and
11100 Santa Monica Blvd.                                                Director, Capital Research
Los Angeles, CA 90025                                                   Company

Michael J. Downer                    43       Vice President            Senior Vice President - Fund
333 South Hope Street                                                   Business Management Group,
Los Angeles, CA 90071                                                   Capital Research and Management
                                                                        Company

Mary C. Hall                         39       Vice President            Senior Vice President - Fund
135 South State College Blvd.                                           Business Management Group,
Brea, CA 92821                                                          Capital Research and Management
                                                                        Company

Susan M. Tolson                      35       Vice President            Vice President and Director,
11100 Santa Monica Blvd.                                                Capital Research Company
Los Angeles, CA 90025

Julie F. Williams                    49       Secretary                 Vice President - Fund Business
333 South Hope Street                                                   Management Group, Capital
Los Angeles, CA 90071                                                   Research and Management Company

Anthony W. Hynes, Jr.                34       Treasurer                 Vice President - Fund Business
135 South State College Blvd.                                           Management Group, Capital
Brea, CA 92821                                                          Research and Management Company

Kimberly S. Verdick                  32       Assistant Secretary       Assistant Vice President - Fund
333 South Hope Street                                                   Business Management Group,
Los Angeles, CA 90071                                                   Capital Research and Management
                                                                        Company

Todd L. Miller                       38       Assistant Treasurer       Assistant Vice President - Fund
135 South State College Blvd.                                           Business Management Group,
Brea, CA 92821                                                          Capital Research and Management
                                                                        Company



# Positions within the organizations listed may have changed during this period

    No compensation is paid by the fund to any officer or Trustee who is a director or officer of the Investment Adviser. The fund pays annual fees of $2,500 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of November 1, 1997, the officers and Trustees and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serve over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement"), between the fund and the Investment Adviser will continue in effect until October 31, 1998, unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Investment Adviser has voluntarily agreed to waive its fees by any amount necessary to assure that the fund's expenses will not exceed 1.00% of the average daily net assets. Additionally, the Investment Adviser has agreed to waive its fees by any amount necessary to assure that such expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Other expenses which are not subject to these limitations include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation, as well as, for purposes of the state expense limitations, any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

    The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, 0.18% on average net assets in excess of $1 billion, plus 3% of the first $100 million of annual gross investment income, plus 2.5% of annual gross investment income in excess of $100 million. Assuming net assets of $2 billion and gross investment income levels of 5%, 6%, 7%, 8% and 9%, management fees would be 0.35%, 0.37%, 0.40%, 0.42% and 0.45%, respectively.

    During the fiscal years ended September 30, 1997, 1996, and 1995, the Investment Adviser's total fees amounted to $8,242,000, $6,481,000, and $4,916,000, respectively.

 The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies, blue sky expenses, expenses of shareholders meetings, the expense of reports to existing shareholders, expenses of printing proxies and prospectuses, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, expenses pursuant to the fund's Plan of Distribution, custodian fees, costs of printing and preparation of registration statements, taxes and compensation and expenses of Trustees who are not affiliated with the Investment Adviser.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1997 amounted to 2,289,000 after allowance of 9,491,000 to dealers. During the fiscal years ended September 30, 1996 and 1995 , the Principal Underwriter retained $$1,943,000 and $1,298,000, respectively.

 As required by rule 12b-1 the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by a vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund shall be committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Trustees.

    Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealers commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including a "401(k)" plan with 100 or more eligible employees). Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost the investor more than paying other types of sales loads. During the fund's fiscal year ended September 30, 1997, the fund paid $4,552,000 under the Plan as compensation to dealers. As of September 30, 1997, accrued and unpaid distribution expenses were $328,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses), it will be taxed only on that portion (if any) of such investment company taxable income and any net capital gain that it retains.

    To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

    The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

    If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by countries outside the U.S. which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the U. S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non-U.S. issuers are limited to 25% of its assets.

 The fund may enter into forward currency contracts in connection with its non-U.S. investments. The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to forward contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

    Dividends and distributions generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

    As of the date of this statement of additional information, the maximum Federal individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain on assets held more than 18 months is 20%, and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 in a taxable year will be required to pay an additional amount of tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details to their own tax status.


                               PURCHASE OF SHARES

METHOD                          INITIAL INVESTMENT                    ADDITIONAL INVESTMENTS

                                See "Investment Minimums and          $50 minimum (except where a
                                Fund Numbers" for initial             lower minimum is noted under
                                investment minimums.                  "Investment Minimums and Fund
                                                                      Numbers").

By contacting                   Visit any investment dealer who       Mail directly to your
your                            is registered in the state            investment dealer's address
investment                      where the purchase is made and        printed on your account
dealer                          who has a sales agreement with        statement.
                                American Funds Distributors.

By mail                         Make your check payable to the        Fill out the account additions
                                fund and mail to the address          form at the bottom of a recent
                                indicated on the account              account statement, make your
                                application.  Please indicate         check payable to the fund,
                                an investment dealer on the           write your account number on
                                account application.                  your check, and mail the check
                                                                      and form in the envelope
                                                                      provided with your account
                                                                      statement.

By telephone                    Please contact your investment        Complete the "Investments by
                                dealer to open account, then          Phone" section on the account
                                follow the procedures for             application or American
                                additional investments.               FundsLink Authorization Form.
                                                                      Once you establish the
                                                                      privilege, you, your financial
                                                                      advisor or any person with your
                                                                      account information can call
                                                                      American FundsLine(r) and make
                                                                      investments by telephone
                                                                      (subject to conditions noted in
                                                                      "Telephone Purchases, Sales and
                                                                      Exchanges" below).

By computer                     Please contact your investment        Complete the American FundsLink
                                dealer to open account, then          Authorization Form.  Once you
                                follow the procedures for             establish the privilege, you,
                                additional investments.               your financial advisor or any
                                                                      person with your account
                                                                      information may access American
                                                                      FundsLine(r) on the Internet
                                                                      and make investments by
                                                                      computer (subject to conditions
                                                                      noted in "Telephone and
                                                                      Computer Purchases, Redemptions
                                                                      and Exchanges" below).

By wire                         Call 800/421-0180 to obtain           Your bank should wire your
                                your account number(s), if            additional investments in the
                                necessary.  Please indicate an        same manner as described under
                                investment dealer on the              "Initial Investment."
                                account.  Instruct your bank to
                                wire funds to:
                                Wells Fargo Bank
                                155 Fifth Street
                                Sixth Floor
                                San Francisco, CA 94106
                                (ABA #121000248)
                                For credit to the account of:
                                American Funds Service Company
                                a/c #4600-076178
                                (fund name)
                                (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.





 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The
American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                           MINIMUM          FUND
                                                                               INITIAL          NUMBER
                                                                               INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                                   02
                                                                               $1,000

American Balanced Fund(r)                                                                       11
                                                                               500

American Mutual Fund(r)                                                                         03
                                                                               250

Capital Income Builder(r)                                                                       12
                                                                               1,000

Capital World Growth and Income Fund(sm)                                                        33
                                                                               1,000

EuroPacific Growth Fund(r)                                                                      16
                                                                               250

Fundamental Investors(sm)                                                                       10
                                                                               250

The Growth Fund of America(r)                                                                   05
                                                                               1,000

The Income Fund of America(r)                                                                   06
                                                                               1,000

The Investment Company of America(r)                                                            04
                                                                               250

The New Economy Fund(r)                                                                         14
                                                                               1,000

New Perspective Fund(r)                                                                         07
                                                                               250

SMALLCAP World Fund(r)                                                                          35
                                                                               1,000

Washington Mutual Investors Fund(sm)                                                            01
                                                                               250

BOND FUNDS

American High-Income Municipal Bond Fund(r)                                                     40
                                                                               1,000

American High-Income Trust(sm)                                                                  21
                                                                               1,000

The Bond Fund of America(sm)                                                                    08
                                                                               1,000

Capital World Bond Fund(r)                                                                      31
                                                                               1,000

Intermediate Bond Fund of America(sm)                                                           23
                                                                               1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                                                43
                                                                               1,000

The Tax-Exempt Bond Fund of America(r)                                                          19
                                                                               1,000

The Tax-Exempt Fund of California(r)*                                                           20
                                                                               1,000

The Tax-Exempt Fund of Maryland(r)*                                                             24
                                                                               1,000

The Tax-Exempt Fund of Virginia(r)*                                                             25
                                                                               1,000

U.S. Government Securities Fund(sm)                                                             22
                                                                               1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                                         09
                                                                               2,500

The Tax-Exempt Money Fund of America(sm)                                                        39
                                                                               2,500

The U.S. Treasury Money Fund of America(sm)                                                     49
                                                                               2,500

___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                                   SALES CHARGE AS                DEALER
AT THE OFFERING PRICE                                PERCENTAGE OF THE:                CONCESSION
                                                                                 AS PERCENTAGE
                                                                                 OF THE
                                                                                 OFFERING
                                                                                 PRICE

                                                     NET AMOUNT     OFFERING
                                                     INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                                     6.10%          5.75%        5.00%

$50,000 but less than $100,000
                                                     4.71           4.50         3.75

BOND FUNDS

Less than $25,000
                                                     4.99           4.75         4.00

$25,000 but less than $50,000
                                                     4.71           4.50         3.75

$50,000 but less than $100,000
                                                     4.17           4.00         3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000
                                                     3.63           3.50         2.75

$250,000 but less than $500,000
                                                     2.56           2.50         2.00

$500,000 but less than $1,000,000
                                                     2.04           2.00         1.60

$1,000,000 or more                                                               (see below)
                                                     none           none


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

    American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

    Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

   NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of foundations or endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on these shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

    In the case of purchase orders by the directors of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll
deduction investment will be multiplied by 13 and then multiplied by 1.5.   The
current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

    The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

    All portfolio securities of funds managed by Capital Research and Management Company, other than the money market funds, are valued, and the net asset value per share is determined as follows:

          1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

     Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

    2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

    3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.



           Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would beneficially own directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.


                                REDEEMING SHARES


By writing to American Funds Service              Send a letter of instruction specifying the
Company (at the appropriate address               name of the fund, the number of shares or
indicated under "Principal Underwriter and        dollar amount to be sold, your name and
Transfer Agent" in the Prospectus)                account number.  You should also enclose any
                                                  share certificates you wish to redeem.  For
                                                  redemptions over $50,000 and for certain
                                                  redemptions of $50,000 or less (see below),
                                                  your signature must be guaranteed by a bank,
                                                  savings association, credit union, or member
                                                  firm of a domestic stock exchange or the
                                                  National Association of Securities Dealers,
                                                  Inc. that is an eligible guarantor
                                                  institution.  You should verify with the
                                                  institution that it is an eligible guarantor
                                                  prior to signing.  Additional documentation
                                                  may be required for redemption of shares held
                                                  in corporate, partnership or fiduciary
                                                  accounts.  Notarization by a Notary Public is
                                                  not an acceptable signature guarantee.

By contacting your investment dealer              If you redeem shares through your investment
                                                  dealer, you may be charged for this service.
                                                  SHARES HELD FOR YOU IN YOUR INVESTMENT
                                                  DEALER'S STREET NAME MUST BE REDEEMED THROUGH
                                                  THE DEALER.

You may have a redemption check sent to you       You may use this option, provided the account
by using American FundsLine(r) or American        is registered in the name of an individual(s),
FundsLine OnLine(sm) or by telephoning,           a UGMA/UTMA custodian, or a non-retirement
faxing, or telegraphing American Funds            plan trust.  These redemptions may not exceed
Service Company (subject to the conditions        $50,000 per shareholder per day, per fund
noted in this section and in "Telephone and       account and the check must be made payable to
Computer Purchases, Sales and Exchanges"          the shareholder(s) of record and be sent to
below)                                            the address of record provided the address has
                                                  been used with the account for at least 10
                                                  days.  See  "Fund Organization and Management
                                                  - Principal Underwriter and Transfer Agent" in
                                                  the Prospectus and "Exchange Privilege" below
                                                  for the appropriate telephone or fax number.

In the case of the money market funds, you        Upon request (use the account application for
may have redemptions wired to your                the money market funds) you may establish
bank by telephoning American Funds Service        telephone redemption privileges (which will
Company ($1,000 or more) or by writing a          enable you to have a redemption sent to your
check ($250 or more)                              bank account) and/or check writing privileges.
                                                  If you request check writing privileges, you
                                                  will be provided with checks that you may use
                                                  to draw against your account.  These checks
                                                  may be made payable to anyone you designate
                                                  and must be signed by the authorized number of
                                                  registered shareholders exactly as indicated
                                                  on your checking account signature card.



 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. . Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

   CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

    You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) or American FundsLine OnLine(sm) (see "American FundsLine(r) and American FundsLine OnLine(sm)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

   ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments , will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

   AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(sm). To use this service, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(sm) are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

   TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r)) and American FundsLine OnLine(sm), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

    Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

    Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal year ended September 30, 1997 amounted to $19,318,000. Dealer concessions on underwritings for the fiscal years ended September 30, 1996 and 1995 amounted to $8,510,000 and $3,523,000, respectively.

                              GENERAL INFORMATION

   CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial agreements in non-U.S. banks or securities depositories or non-U.S. branches of U.S. banks.

   TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of 1,100,000 for the fiscal year ended September 30, 1997.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Trustees.

   PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.
 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

OFFERING PRICE PER SHARE -- September 30, 1997



Net asset value and redemption price per share

(Net assets divided by shares outstanding)           $15.69



Offering price per share (100/95.25 of per share

net asset value, which takes into account the

fund's current maximum sales charge)                   16.47



SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where the Fund was organized, and California, where the Fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund and also provides for the Fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

   SHAREHOLDER VOTING RIGHTS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any trustee or trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

    The fund's yield is 7.35% based on the 30-day (or one month) period ended September 30, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

    The fund's total return over the past 12 months and average annual total return for the five-year and lifetime periods ending on September 30, 1997 was 9.23%, 10.37% and 11.25%, respectively. The average annual total return ("T") will be computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The Fund will calculate total return for one, five and ten-year periods after such periods have elapsed. In addition, the Fund will provide lifetime average total return figures.

   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 91 of the 127 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may from time to time compare its investment results with the following:

 (1) Salomon Brothers High-Yield Index, which is a market value weighted index of bonds having a minimum issue size of $50 million, a minimum maturity of 10 years and that carry a minimum/maximum quality rating of CCC/BB+.

 (2) Salomon Brothers Broad Investment-Grade Bond Index, which is a market capitalization weighted index and includes Treasury, Government-sponsored mortgage and investment-grade fixed-rate corporates (BBB/Baa3) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and remain in the Index until their amount falls below $25 million.

 (3) Lipper's "High Current Yield" funds average, which is the arithmetic average of Total Return of a number of mutual funds with investment objectives and policies similar to those of the Fund, as published by Lipper Analytical Services. The number of funds contained in the data base varies as funds are added or deleted over time.

 (4) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (5) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).


Here's how much you would have if you

invested $2,000 a year in the fund:



1 year                      3 years                Lifetime

(10/1/96-9/30/97)           (10/1/94-9/30/97)      (2/19/88-9/30/97)

$2,184                      $7,482                 $36,915



             SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested                                      ... and taken all distributions

$10,000 in the Fund                                      in shares your investment

this many years ago...                                   would have been worth this

                                                         much at September 30, 1997

|                                                        |

                                     Periods

Number of Years                      10/1-9/30           Value**

1                                    1996  -  1997       $10,922

1                                    1995  -  1997       12,418

2                                    1994  -  1997       14,069

3                                    1993  -  1997       14,295

4                                    1992  -  1997       16,381

5                                    1991  -  1997       19,340

6                                    1990  -  1997       24,978

7                                    1989  -  1997       23,981

8                                    1988  -  1997       26,346

Lifetime                             2/19/88  - 1997     27,872



** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.
                                 *  *  *  *  *

   ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH DIVIDENDS REINVESTED
     (For the lifetime of the fund February 19, 1988 - September 30, 1997)

                 COST OF SHARES                                   VALUE OF SHARES**

Fiscal                                          Total          From           From                 From

Year End         Annual        Dividends        Investment     Initial        Capital Gains     Dividends       Total

September 30     Dividends     (cumulative)     Cost           Investment     Reinvested        Reinvested      Value



1988*            $640          $640             $10,640        $9,433         ---               $641           $10,074

1989             1,188         1,828            11,828         9,273          ---               1,800          11,073

1990             1,334         3,162            13,162         7,873          ---               2,755          10,628

1991             1,411         4,573            14,573         9,040          ---               4,683          13,723

1992             1,404         5,977            15,977         9,720          ---               6,484          16,204

1993             1,503         7,480            17,480         10,120         155               8,293          18,568

1994             1,555         9,035            19,035         9,313          438               9,115          18,866

1995             1,879         10,914           20,914         9,533          561               11,288         21,382

1996             2,046         12,960           22,960         9,907          583               13,818         24,308

1997             2,108         15,068           25,068         10,460         641               16,771         27,872


The dollar amount of capital gain distributions during the period was $597.
*  From inception on February 19, 1988.

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                                    APPENDIX
                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

 Moody's Investors Service, Inc. employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

American High-Income Trust
Investment Portfolio
September 30, 1997

--------------------------------------------------

U.S. Corporate Bonds   61%
Non-U.S. Corporate Bonds 16%
U.S. Treasuries 5%
Stocks  6%
Non-U.S. Government Bonds  3%
Cash Equivalents  9%


                                                                                               Percent
Ten Largest Corporate                                                                           of Net
Bond Holdings                                                                                   Assets
------------------------                                                                      --------
Omnipoint                                                                                         1.86%
USAir                                                                                             1.71
Bell Cablemedia/Videotron Holdings                                                                1.70
Integrated Health Services                                                                        1.55
Container Corp. of America                                                                        1.53
Paracelsus Healthcare                                                                             1.51
California Energy                                                                                 1.48
PriCellular Wireless                                                                              1.36
Orion Network Systems                                                                             1.31
International CableTel/NTL                                                                        1.25

--------------------------------------------------                                           ---------     -----------    --------

                                                                                             Principal          Market     Percent
                                                                                                Amount           Value      of Net
Bonds & Notes - 84.55%                                                                           (000)           (000)      Assets
Banking & Financial Services - 0.42%
Chevy Chase Bank, FSB  9.25% 2008                                                               $2,000          $2,030        0.10%
First Nationwide Holdings Inc.:
 10.625% 2003(1)                                                                                  4,000           4,400
 12.50% 2003                                                                                      2,000           2,250        .32
                                                                                                           -----------    --------
                                                                                                                  8,680        .42
                                                                                                           -----------    --------
Beverages - 1.70%
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                                                      12,000          12,120
 8.75% 2003(1)                                                                                    5,250           5,355        .83
Delta Beverage Group, Inc. 9.75% 2003(1)                                                         11,100          11,669        .55
Dr Pepper Bottling Co. of Texas 10.25% 2000                                                       6,500           6,695        .32
                                                                                                           -----------    --------
                                                                                                                 35,839       1.70
                                                                                                           -----------    --------
Broadcasting & Publishing - 4.99%
Acme Intermediate 0%/12.00% 2005 (1),(2)                                                         11,939           6,667        .32
American Media Operations, Inc. 11.625% 2004                                                     13,400          14,673        .70
American Radio Systems Corp. 9.00% 2006                                                          12,750          13,515        .64
Antenna TV, SA 9.00% 2007(1)                                                                      4,500           4,511        .21
Chancellor Broadcasting Co.:
 9.375% 2004                                                                                     11,000          11,522
 8.75% 2007(1)                                                                                    6,500           6,646        .86
EZ Communications, Inc. 9.75% 2005                                                                1,500           1,650        .08
Gray Communications Systems, Inc. 10.625% 2006                                                    6,870           7,385        .35
Grupo Televisa, SA:
 Series A, 11.375% 2003                                                                           1,250           1,391
 0%/13.25% 2008(2)                                                                                1,000             752        .10
ITT Publimedia BV 9.375% 2007(1)                                                                  5,750           6,038        .29
Newsquest Capital PLC:
 11.00% 2006                                                                                      3,250           3,624
 Series B, 11.00% 2006                                                                            6,750           7,526        .53
Radio One, Inc. 7%/12.00% 2004(1),(2)                                                             4,750           4,560        .22
STC Broadcasting, Inc. 11.00% 2007(1)                                                             3,000           3,203        .15
Sun Media Corp.:
 9.50% 2007                                                                                       1,500           1,553
 9.50% 2007                                                                                       1,000           1,035        .12
TV Azteca, SA de CV:
 10.125% 2004                                                                                     4,250           4,468
 10.125% 2004                                                                                       750             788        .25
Young Broadcasting Inc. 10.125% 2005                                                              3,500           3,675        .17
                                                                                                           -----------    --------
                                                                                                                105,182       4.99
                                                                                                           -----------    --------
Cable & Telephone in the United
 Kingdom - 5.20%
Bell Cablemedia PLC 0%/11.95% 2004(2)                                                            11,000          10,092
(owned by Cable and Wireless PLC)
Videotron Holdings PLC (owned by Cable and Wireless PLC):
 0%/11.125% 2004(2)                                                                              24,000          22,380
 0%/11.00% 2005(2)                                                                                4,000           3,450       1.70
COLT Telecom Group PLC Units 0%/12.00% 2006(2)                                                   18,250          13,687        .65
Comcast UK Cable Partners Ltd. 0%/11.20% 2007(2)                                                 20,750          16,289        .77
International CableTel Inc.:
 0%/10.875% 2003(2)                                                                              21,175          19,375
 0%/12.75% 2005(2)                                                                                1,000             800
NTL Inc., Series B, 10.00% 2007                                                                   5,750           6,009       1.25
TeleWest PLC:
 9.625% 2006                                                                                      9,000           9,338
 0%/11.00% 2007(2)                                                                               11,000           8,250        .83
                                                                                                           -----------    --------
                                                                                                                109,670       5.20
                                                                                                           -----------    --------
Cellular, Paging & Wireless
 Communications - 13.42%
Cellular, Inc. 0%/11.75% 2003(2)                                                                  2,000           1,980        .09
Cellular Communications International, Inc.:
 0.00% 2000                                                                                       1,000             777
 Units 0.00% 2000                                                                                17,250          13,455        .68
Cellular Communications of Puerto Rico, Inc. 10.00% 2007                                         17,000          17,510        .83
Centennial Cellular Corp.:
 8.875% 2001                                                                                     17,000          17,255
 10.125% 2005                                                                                     2,500           2,681        .95
Clearnet Communications Inc. 0%/11.75% 2007(2)                                               C$ 19,375            8,555        .41
Comcast Cellular Holdings, Inc. 9.50% 2007(1)                                                  $12,000           12,540        .60
Comunicacion Celular SA 0%/13.125% 2003(2)                                                       16,000          12,400        .59
Esat Telecom Group PLC 0%/12.50% 2007(2)                                                         11,250           7,369        .35
Geotek Communications, Inc. 0%/15.00% 2005(2)                                                     1,000             605        .03
Globalstar, LP 11.375% 2004                                                                       3,000           3,120        .15
Heartland Wireless Communications, Inc. 13.00% 2003                                               5,300           2,199        .10
InterCel, Inc.:
 0%/12.00% 2006(2)                                                                               13,500           9,214
 11.125% 2007(1)                                                                                  7,500           7,819        .81
McCaw International, Ltd.  0%/13.00% 2007(2)                                                      8,500           5,164        .24
Mobile Telecomm  13.50% 2002                                                                     15,875          18,018        .85
MobileMedia Communications, Inc.:(8)
 0%/10.50% 2003(2)                                                                               14,900           2,570
 9.375% 2007                                                                                      6,500           1,446        .19
NEXTEL Communications, Inc.:
 0%/11.50% 2003(2)                                                                                2,250           2,177
 0%/10.125% 2004(2)                                                                              11,500          10,149        .58
Omnipoint Corp.:
 12.00% 2000(3)                                                                                  12,500          12,500
 11.625% 2006                                                                                    25,500          26,265
 11.625% 2006                                                                                       500             515       1.86
Orion Network Systems, Inc. Units 11.25% 2007                                                    25,475          27,640       1.31
PriCellular Wireless Corp.:
 0%/14.00% 2001(2)                                                                                8,000           8,780
 0%/12.25% 2003(2)                                                                               15,710          15,553
 10.75% 2004                                                                                      4,000           4,320       1.36
PTC International Finance BV 0%/10.75% 2007                                                      12,800           8,384        .40
Rogers Cantel Mobile Communications Inc.:
 11.125% 2002                                                                                     2,500           2,589
 9.375% 2008                                                                                      3,000           3,210        .28
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 2006                                     1,000           1,120        .05
Telesystems International, Inc. 0%/13.25% 2007(1),(2)                                             3,225           2,000        .09
Teletrac, Inc. Units 14.00% 2007(1)                                                               7,500           7,837        .37
Vanguard Cellular Systems, Inc.  9.375% 2006                                                      2,000           2,070        .10
Western Wireless Corp. 10.50% 2006(1)                                                             3,000           3,135        .15
                                                                                                           -----------    --------
                                                                                                                282,921      13.42
                                                                                                           -----------    --------
Construction & Housing - 0.43%
M.D.C. Holdings, Inc. 11.125% 2003                                                                8,250           9,034        .43
                                                                                                           -----------    --------
Diversified Media, Cable Television &
 Telecommunications - 9.50%
Adelphia Communications Corp.:
 9.25% 2002(1)                                                                                   15,000          15,075
 10.50% 2004(1)                                                                                   9,000           9,540       1.17
Brooks Fiber Properties, Inc.:
 10.00% 2007                                                                                      7,000           7,927
 0%/10.875% 2006(2)                                                                               4,750           3,800        .55
Cablevision Systems Corp.:
 8.125% 2009(1)                                                                                   9,500           9,619
 9.875% 2013                                                                                      7,000           7,560        .82
CEI Citicorp Holdings SA 11.25% 2007(1)                                                           2,500           2,556        .12
Century Communications Corp., Senior Note 8.75% 2007                                              4,000           4,000        .19
Comcast Corp. 10.25% 2001                                                                         3,200           3,552        .17
Comtel Brasileira Ltda. 10.75% 2004(1)                                                            4,250           4,526        .21
Conecel Holdings Ltd., Series A, Units 14.00% 2000(1)                                             5,500           5,672        .27
Fox/Liberty Networks, LLC 8.875% 2007(1)                                                          6,500           6,541        .31
FrontierVision 11.00% 2006                                                                        2,500           2,728        .13
Globo Comunicacoes E Participacoes LTDA.:
 10.50% 2006(1)                                                                                  10,500          10,972
 10.50% 2006                                                                                      2,000           2,090        .62
GST Equipment Funding, Inc. 13.25% 2007(1)                                                        9,000          10,395        .49
Hermes Euro Railtel BV 11.50% 2007(1)                                                             7,000           7,577        .36
IntelCom Group Inc., IntelCom Group (USA), Inc. 0%/13.50% 2005(2)                                 1,000             795        .04
Intermedia Communications Inc. 0%/11.25% 2007(1)(2)                                               3,000           2,078        .10
IXC Communications, Inc. 12.50% 2005                                                              4,500           5,158        .24
Jones Intercable, Inc. 9.625% 2002                                                                2,000           2,130        .10
Multicanal Participacoes SA 12.625% 2004                                                          6,250           7,078        .34
Nextlink Communications, Inc. 9.625% 2007                                                        11,000          11,412
Nextlink Communications LLC, Nextlink Capital, Inc. 12.50% 2006(1)                                1,750           2,013        .64
Qwest Communications International, Inc. 10.875% 2007                                             5,000           5,600        .27
RBS Participacoes SA 11.00% 2007(1)                                                               5,000           5,281        .25
TCI Communications, Inc. 6.375% 1999                                                              3,500           3,497        .17
Teleport Communications Group Inc. 9.875% 2006                                                    3,000           3,263        .15
TEVECAP, SA 12.625% 2004                                                                          7,875           8,357        .40
Verio Inc. Units 13.50% 2004                                                                      3,000           3,450        .16
Viacom International Inc.:
 9.125% 1999                                                                                      4,859           4,950
 10.25% 2001                                                                                      4,000           4,380
 7.75% 2005                                                                                       2,000           2,011        .54
WorldCom, Inc. 9.375% 2004                                                                       13,814          14,692        .70
                                                                                                           -----------    --------
                                                                                                                200,275       9.51
                                                                                                           -----------    --------
Electric & Gas Utilities - 0.14%
Columbia Gas System, Inc., Series A, 6.39% 2000                                                   3,000           3,009        .14
                                                                                                           -----------    --------
Energy & Related Companies - 5.79%
Abraxas Petroleum Corp. 11.50% 2004                                                              20,000          21,800       1.03
Benton Oil and Gas Co. 11.625% 2003                                                               7,000           7,700        .37
Falcon Drilling Co., Inc.:
 9.75% 2001                                                                                       2,500           2,631
 8.875% 2003                                                                                      4,250           4,484        .34
Forcenergy Inc.:
 9.50% 2006                                                                                       5,950           6,188
 8.50% 2007                                                                                       3,000           2,992        .43
Gulf Canada Resources Ltd. 9.25% 2004                                                             4,000           4,232        .20
J. Ray McDermott, SA 9.375% 2006                                                                  2,250           2,346        .11
Kelley Oil & Gas Corp. 10.375% 2006                                                              11,225          11,646        .55
Lomak Petroleum, Inc. 8.75% 2007                                                                 11,250          10,969        .52
Mariner Energy, Inc. 10.50% 2006                                                                  2,500           2,525        .12
McDermott Inc. 9.375% 2002                                                                        5,525           5,901        .28
Mesa Operating Co. 10.625% 2006                                                                  14,650          16,774        .80
Ocean Energy, Inc. 8.875% 2007(1)                                                                 3,500           3,587        .17
Pogo Producing Co. 8.75% 2007(1)                                                                 18,000          18,360        .87
                                                                                                           -----------    --------
                                                                                                                122,135       5.79
                                                                                                           -----------    --------
Food Retailing - 1.86%
Bruno's, Inc. 10.50% 2005                                                                        22,000          12,980        .61
Carr-Gottstein Foods Co. 12.00% 2005                                                              4,000           4,440        .21
Quality Food Centers, Inc. 8.70% 2007(1)                                                          2,000           2,040        .10
Randall's Food Markets, Inc. 9.375% 2007(1)                                                       9,750           9,848        .47
Rykoff-Sexton, Inc. 8.875% 2003                                                                   4,000           4,060        .19
Star Markets Co., Inc. 13.00% 2004                                                                2,000           2,280        .11
Stater Brothers Holdings Inc. 11.00% 2001                                                         3,250           3,575        .17
                                                                                                           -----------    --------
                                                                                                                 39,223       1.86
                                                                                                           -----------    --------
Forest Products & Paper - 3.00%
Container Corp. of America:
 10.75% 2002                                                                                      6,000           6,630
 9.75% 2003                                                                                      18,000          19,440
 11.25% 2004                                                                                      5,500           6,077       1.53
Copamex Industrias, SA de CV 11.375% 2004(1)                                                      7,625           8,483        .40
Indah Kiat Finance Mauritius Ltd.:
 10.00% 2007                                                                                      2,000           1,955
 10.00% 2007(1)                                                                                   7,000           6,843        .42
MAXXAM Group Inc. 11.25% 2003                                                                     3,000           3,180        .15
Pacific Lumber Co. 10.50% 2003                                                                    7,000           7,245        .34
Pindo Deli Finance Mauritius Ltd.:
 10.25% 2002(1)                                                                                   1,500           1,518
 10.75% 2007(1)                                                                                   1,750           1,787        .16
                                                                                                           -----------    --------
                                                                                                                 63,158       3.00
                                                                                                           -----------    --------
Health & Personal Care - 6.00%
Integrated Health Services, Inc.:
 10.75% 2006(1)                                                                                  11,250          12,066
 9.50% 2007(1)                                                                                   14,750          15,119
 9.25% 2008(1)                                                                                    5,500           5,583       1.55
Mariner Health Group, Inc. 9.50% 2006                                                            10,000          10,400        .49
Merit Behavioral Care Corp. 11.50% 2005                                                           4,750           5,273        .25
Paracelsus Healthcare Corp. 10.00% 2006                                                          30,825          31,827       1.51
Regency Health Services, Inc.:
 9.875% 2002                                                                                     15,250          16,699
 12.25% 2003(1)                                                                                   3,750           4,463       1.00
Sun Healthcare Group, Inc. 9.50% 2007(1)                                                          3,000           3,090        .15
Tenet Healthcare Corp. 8.00% 2005                                                                 2,000           2,040        .10
Unison HealthCare Corp. 13.00% 2006(1)                                                            4,000           3,480        .17
Universal Health Services, Inc. 8.75% 2005                                                        5,100           5,393        .26
UroHealth Systems, Inc. 12.50% 2004(1)                                                            7,000           6,965        .33
Vencor, Inc. 8.625% 2007(1)                                                                       4,000           4,060        .19
                                                                                                           -----------    --------
                                                                                                                126,458       6.00
                                                                                                           -----------    --------
Independent Power Producers - 1.67%
California Energy Co., Inc. 10.25% 2004                                                          28,750          31,206       1.48
CE Casecnan Water and Energy Co., Inc., Series B, 11.95% 2010                                     3,500           3,903        .19
                                                                                                           -----------    --------
                                                                                                                 35,109       1.67
                                                                                                           -----------    --------
Insurance - 0.14%
Integon Capital I, Integon Corp. 10.75% 2027                                                      2,400           2,928        .14
                                                                                                           -----------    --------
Leisure, Tourism & Restaurants - 4.70%
AMF Group Inc.:
 0%/12.25% 2006(2)                                                                               19,500          14,527
 10.875% 2006                                                                                     7,500           8,175       1.08
Aztar Corp. 11.00% 2002                                                                           2,000           2,060        .10
Boyd Gaming Corp.:
 9.25% 2003                                                                                      12,750          13,324
 9.50% 2007(1)                                                                                    6,000           6,120        .92
California Hotel Finance Corp. 11.00% 2002                                                        4,000           4,200        .20
FelCor Suites LP 7.375% 2004                                                                      4,250           4,236        .20
Foodmaker, Inc.:
 9.25% 1999                                                                                       3,572           3,652
 9.75% 2002                                                                                       6,450           6,627        .49
KSL Recreation Group Inc. 10.25% 2007(1)                                                          4,500           4,793        .23
Rio Hotel & Casino, Inc.:
 10.625% 2005                                                                                     6,400           6,960
 9.50% 2007(1)                                                                                    1,250           1,316        .39
Station Casinos, Inc. 9.625% 2003                                                                15,225          15,111        .71
Sun International Hotels Ltd., Sun International                                                  2,750           2,860        .14
North America, Inc. 9.00% 2007
Wyndham Hotel Corp. 10.50% 2006                                                                   4,500           5,085        .24
                                                                                                           -----------    --------
                                                                                                                 99,046       4.70
                                                                                                           -----------    --------
Manufacturing & Materials - 10.06%
AK Steel Corp.:
 10.75% 2004                                                                                      1,250           1,356
 9.125% 2006                                                                                      7,000           7,367        .41
Altos Hornos de Mexico, SA de CV:
 11.375% 2002(1)                                                                                  3,500           3,793
 11.875% 2004(1)                                                                                  4,250           4,728        .40
Anchor Glass Container Corp. 11.25% 2005(1)                                                      17,250          18,673        .89
Coleman Escrow 0.00% 2001(1)                                                                      5,600           3,808        .18
Consumers International Inc. 10.25% 2005(1)                                                       8,250           8,910        .42
Derlan Manufacturing Inc. 10.00% 2007                                                            18,950          19,992        .95
DGS International Finance Co. BV 10.00% 2007(1)                                                   6,250           6,383        .30
Fage Dairy Industry SA 9.00% 2007(1)                                                              9,250           9,019        .43
Fairchild Semiconductor Corp. 10.125% 2007                                                       10,250          10,993        .52
Impress Metal Packaging Holdings BV 9.875% 2007(1)                                            DM 9,400            5,668        .27
Kaiser Aluminum & Chemical Corp.:
 9.875% 2002                                                                                    $9,750           10,164
 12.75% 2003                                                                                      5,750           6,210
 10.875% 2006                                                                                     4,000           4,330
 Series B, 10.875% 2006                                                                           2,750           3,015       1.13
Key Plastics, Inc. 10.25% 2007                                                                    9,150           9,608        .46
Lifestyle Furnishings International Ltd. 10.875% 2006                                            13,005          14,533        .69
Nortek, Inc. 9.25% 2007                                                                           5,850           5,945        .28
Polymer Group, Inc. 9.00% 2007(1)                                                                 2,000           2,015        .10
Printpack, Inc.:
 Series B, 9.875% 2004                                                                            6,250           6,562
 10.625% 2006                                                                                     1,980           2,136        .41
Standard Commercial Corp. 8.875% 2005                                                            12,250          12,311        .58
Texas Petrochemicals Corp. 11.125% 2006                                                          11,250          12,262        .58
Therma-Wave, Inc. 10.625% 2004(1)                                                                 6,000           6,450        .31
UCAR Global Enterprises Inc. 12.00% 2005                                                          4,500           5,124        .24
U.S. Can Corp. 10.125% 2006                                                                       3,000           3,184        .15
Westinghouse Air Brake Co. 9.375% 2005                                                            7,250           7,522        .36
                                                                                                           -----------    --------
                                                                                                                212,061      10.06
                                                                                                           -----------    --------
Merchandising - 0.18%
Barnes & Noble, Inc. 11.875% 2003                                                                 1,100           1,184        .06
Loehmann's, Inc. 11.875% 2003                                                                     2,500           2,587        .12
                                                                                                           -----------    --------
                                                                                                                  3,771        .18
                                                                                                           -----------    --------
Miscellaneous Services - 3.18%
Allied Waste North America, Inc. 10.25% 2006                                                     17,200          18,834        .89
Cellnet Data Systems, Inc. Units 0%/14.00% 2007(1),(2)                                           47,786          24,311       1.15
EarthWatch Inc. Units 12.50% 2001(1),(3)                                                          6,000           6,000        .28
Petro Stopping Centers, LP, Petro Financial Corp. 10.50% 2007(1)                                 17,500          18,156        .86
                                                                                                           -----------    --------
                                                                                                                 67,301       3.18
                                                                                                           -----------    --------
Protection Services - 0.80%
Borg-Warner Security Corp. 9.625% 2007                                                            6,250           6,469        .31
Protection One Alarm Monitoring, Inc.0%/13.625% 2005(2),(3)                                       9,500          10,307        .49
                                                                                                           -----------    --------
                                                                                                                 16,776        .80
                                                                                                           -----------    --------
Real Estate - 0.20%
B.F. Saul Real Estate Investment Trust
 11.625% 2002                                                                                     4,000           4,290        .20
                                                                                                           -----------    --------
Textiles & Apparel - 0.32%
Dawson Production Services, Inc. 9.375% 2007                                                      4,000           4,100        .20
Tultex Corp. 10.625% 2005                                                                         1,000           1,105        .05
WestPoint Stevens Inc. 8.75% 2001                                                                 1,500           1,560        .07
                                                                                                           -----------    --------
                                                                                                                  6,765        .32
                                                                                                           -----------    --------
Transportation - 2.90%
Airplanes Pass Through Trust, pass-through                                                        6,625           7,586        .36
certificates, Class D, 10.875% 2019(4)
Continental Airlines, Inc. 9.50% 2001                                                             4,500           4,759        .23
Teekay Shipping Corp. 8.32% 2008                                                                 12,500          12,688        .60
USAir, Inc.:
 8.625% 1998                                                                                      1,000           1,015
 9.625% 2001                                                                                     12,000          12,480
 9.625% 2003                                                                                      2,240           2,397
 10.00% 2003                                                                                     11,500          12,017
 Pass-through trust, Series 1993-A3,
  10.375% 2013(4)                                                                                 7,400           8,281       1.71
                                                                                                           -----------    --------
                                                                                                                 61,223       2.90
                                                                                                           -----------    --------
Private Issue Collateralized Mortgage/Asset-Backed
 Obligations(4) - 0.22%
Residential Reinsurance Ltd., Class A-2, 11.45% 1998(1),(5)                                       4,250           4,338        .21
Resolution Trust Corp.:
 Series 1993-C1, Class E, 9.50% 2024                                                                186             186
 Series 1993-C2, Class E, 8.50% 2025                                                                 41              41        .01
                                                                                                           -----------    --------
                                                                                                                  4,565        .22
                                                                                                           -----------    --------
Non-U.S. Governments and Governmental
 Authorities - 3.10%
Argentina (Republic of):
 6.75% 2005(5)                                                                                      970             923
 11.00% 2006                                                                                        925           1,055
 11.75% 2007(1)                                                                             ARP 17,380           19,635
 11.375% 2017                                                                                   $4,250            4,958       1.26
Brazil (Federal Republic of):
 Debt Conversion Bond 6.938% 2012(5)                                                                750             637
 Capitalization Bond PIK 8.00% 2014(6)                                                              280             239        .04
Ecuador (Republic of) Past Due Interest Bonds:
 Registered 6.688% 2015(5)                                                                        5,878           4,335
 Bearer 6.688% 2015(5)                                                                              410             303
 Registered 6.438% 2025                                                                             250             208        .22
New Zealand Index-Linked 4.66% 2016(5),(7)                                                   NZ$ 4,000            2,482        .12
Panama (Republic of) Interest Reduction Bonds:
 3.75% 2014(1)(5)                                                                              $11,500            8,927
 6.688% 2016(5)                                                                                     514             445        .44
 Peru (Republic of):
 Front Loaded Interest Reduction Bond 3.25% 2017(1),(5)                                             500             308
 Past Due Interest Bond 4.00% 2017                                                                  750             503        .04
Poland (Republic of):
 Treasury Bill 1997                                                                              18,400           5,255
 Treasury Bill 1998                                                                              27,370           6,801
 Past Due Interest Bond 4.00% 2014(7)                                                             2,000           1,755        .66
United Mexican States:
 Collateralized Eurobond, Series A, 6.453% 2019(5)                                                  500             477        .02
 Government:
  11.375% 2016                                                                                    3,695           4,393
  11.50% 2026                                                                                       125             152        .22
Venezuela (Republic of):
 6.75% 2007(5)                                                                                      750             716
 Front Loaded Interest Reduction Bond 6.50% 2007(5)                                                 952             908        .08

                                                                                                           -----------    --------
                                                                                                                 65,415       3.10
                                                                                                           -----------    --------
U.S. Treasury Obligations - 4.62%
7.25% 1998                                                                                        5,000           5,031
6.875% 1999                                                                                      39,000          39,695
7.50% 2001                                                                                       19,000          20,024
8.00% 2001                                                                                        5,000           5,328
6.625% 2002                                                                                       3,000           3,072
5.75% 2003                                                                                        6,000           5,907
11.625% 2004                                                                                     14,000          18,382       4.62
                                                                                                              --------    --------
                                                                                                                 97,439       4.62
                                                                                                           -----------    --------
Total Bonds & Notes (cost: $1,701,328,000)                                                                    1,782,273      84.55
                                                                                                           -----------    --------

                                                                                             Number of
Stocks (Common & Preferred) - 5.70%                                                             Shares
Acme Television, LLC(1),(8)                                                                         725             725        .03
American Radio Systems Corp., Class A(8)                                                         20,000             952        .04
American Radio Systems Corp., exchangeable preferred(6),(8)                                     161,966          18,869        .96
AnnTaylor, Inc.(8)                                                                               40,000             595        .03
CalEnergy Co., Inc. (formerly California Energy Co. Inc.)(8)                                     65,000           2,161        .10
CellNet Data Systems, Inc.(8),(3)                                                               256,000           2,573        .12
Cellular Communications International, Inc.(8)                                                   32,800           1,361        .06
Chancellor Media Corp., Class A(8)                                                               37,091           1,952
Chancellor Radio Broadcasting Co.,
 exchangeable preferred(1),(8)                                                                  125,999          14,490        .78
Columbia Gas System, Inc.                                                                        14,700           1,029        .05
Comcast Corp., Class A                                                                           10,000             256
Comcast Corp., Class A, special stock                                                            20,000             515        .04
Comunicacion Celular SA,
warrants, expire 11/15/03(8)                                                                     15,000              82        .00
EarthWatch Inc. 12.00% convertible preferred(1),(3),(8)                                         675,000           5,400        .26
Esat Holdings Ltd., warrants, expire 2007(1),(8)                                                 11,250             338        .02
Falcon Drilling Co., Inc.(8)                                                                     50,000           1,766        .08
Globalstar Telecommunications Ltd.,                                                               3,000             315        .01
warrants, expire 2004(8)
Heartland Wireless Communications, Inc.,                                                         22,800               0        .00
 warrants, expire 4/26/00(1),(8),(3)
ICG Holdings (Canada), Inc., warrants, expire 8/8/05(1)(8)                                       33,000             186        .01
Integrated Health Services, Inc.                                                                 62,500           2,090        .10
IXC Communications, Inc.,  preferred, 12.50% 2009(1),(6),(8)                                      6,751           7,864        .37
J. Ray McDermott, SA(8)                                                                         130,000           6,370        .30
Jacor Communications, Inc.(8)                                                                    45,000           1,988        .09
Kelley Oil & Gas Corp., convertible preferred(8)                                                170,000           4,165        .20
Marriott International, Inc.                                                                     13,896             987        .05
McCaw International, Ltd., warrants, expire 2007(1),(8)                                           8,500              26        .00
McDermott International, Inc.                                                                    60,000           2,190        .10
NEXTEL Communications, Inc., Class A(8)                                                          13,942             403
NEXTEL Communications, Inc.,warrants, expire 1999(8)                                             21,250               0
NEXTEL Communications, Inc. preferred 13.00%(1),(6),(8)                                           5,750           6,627        .31
Nortel Inversora SA, Class A, preferred                                                       1,174,607          15,751        .75
(American Depositary Receipts)(1),(3)
Omnipoint Corp.(1),(3),(8)                                                                      278,001           4,865        .23
Orion Network Systems, Inc., warrants, expire 1/1/07(8)                                          25,475             382        .02
Pioneer Natural Resources Co.                                                                    91,766           3,843        .18
Protection One Alarm Monitoring, Inc.,                                                           30,400             365        .02
warrants, expire 6/30/05(1),(8)
Station Casinos, Inc.(8)                                                                         41,600             338
Station Casinos, Inc. 7.00% convertible preferred                                                90,000           3,864        .20
Sterling Chemicals, Inc., warrants, expire 8/15/08(8)                                             3,000             108        .01
Time Warner Inc. 10.25% exchangeable preferred                                                    3,108           3,543        .17
UroHealth Systems, Inc., warrants, expire 4/1/04(1),(8)                                           7,000               4        .00
WorldCom, Inc.(8)                                                                                21,000             743        .04
                                                                                                           -----------    --------
                                                                                                                120,081       5.70
Total Stocks (cost: $92,081,000)                                                                           -----------    --------
                                                                                             Principal
                                                                                                Amount
                                                                                                 (000)

Convertible Debentures - 0.99%
Banco Nacional de Mexico, SA 11.00% 2003                                                          $500              538        .03
Global Telesystems Group  8.75% 2000(1)                                                           7,500           7,875        .37
Integrated Health Services, Inc. 6.00% 2003(1)                                                    6,500           7,166        .34
Kelley Oil & Gas Corp.:
 7.875% 1999                                                                                      2,291           2,268
 8.50% 2000                                                                                       3,245           3,083        .25
                                                                                                           -----------    --------
Total Convertible Debentures (cost:                                                                              20,930        .99
 $19,864,000)                                                                                              -----------    --------




Short-Term Securities
Corporate Short-Term Notes - 7.35%
AT&T Corp. 5.48% due 10/8/97                                                                     12,000          11,985        .57
Bell Atlantic Financial Services, Inc.:
 5.53% due 10/16/97                                                                              14,900          14,863
 5.54% due 11/3/97                                                                                7,000           6,964       1.03
E.I. du Pont de Nemours and Co. 5.46% due 10/3/97                                                20,000          19,991        .95
General Electric Capital Corp. 6.50% due 10/1/97                                                  6,860           6,859        .33
International Lease Finance Corp. 5.49% due 10/9/97                                              13,000          12,982        .62
MCI Communications Corp. 5.48% due 10/1/97                                                       25,000          24,996       1.19
PACCAR Financial Corp. 5.51% due 10/16/97                                                         8,000           7,980        .38
PepsiCo, Inc. 5.49% due 10/6/97                                                                  29,800          29,773       1.41
Sony Capital Corp. 5.53% due 10/16/97                                                            18,390          18,345        .87

                                                                                                           -----------    --------

Total Short-Term Securities (cost:                                                                              154,738       7.35
 $154,739,000)                                                                                             -----------    --------

Total Investment Securities (cost:                                                                            2,078,022      98.59
 $1,968,012,000)
Excess of cash and receivables over payables                                                                     29,806        1.41
                                                                                                           -----------    --------
                                                                                                             $2,107,828     100.00%
Net Assets                                                                                                 ===========    ========


(1)Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2)Step bond; coupon rate will increase at a later date.
(3)Valued under procedures established by the Board of Trustees.
(4)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(5)Coupon rate may change periodically.
(6)Payment in kind. The issuer has the option of paying additional securities in lieu of cash.
(7)Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.
(8)Non-income-producing security.

See Notes to Financial Statements

American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1997 (dollars in thousands)
Assets:
 Investment securities
  (cost: $1,968,012)                                                                  $   2,078,022
 Cash                                                                                            16
 Receivables for--
  Sales of investments                                                $   19,006
  Sales of fund's shares                                                   6,461
  Forward currency contracts                                                  73
  Accrued dividends and interest                                          37,359             62,899
                                                                        --------           --------
                                                                                          2,140,937
Liabilities:
 Payables for--
  Purchases of investments                                                28,417
  Repurchases of fund's shares                                             1,838
  Dividends on fund's shares                                               1,675
  Management services                                                        787
  Accrued expenses                                                           392             33,109
                                                                        --------           --------
Net Assets at September 30, 1997 --
 Equivalent to $15.69 per share on
 134,363,710 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                          $   2,107,828
                                                                                     ==============

Statement of Operations
for the year ended September 30, 1997
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                                            $   2,267
  Interest                                                               163,573     $      165,840
                                                                        --------
 Expenses:
  Management services fee                                                  8,242
  Distribution expenses                                                    4,552
  Transfer agent fee                                                       1,100
  Reports to shareholders                                                    132
  Registration statement and prospectus                                      249
  Postage, stationery and supplies                                           301
  Trustees' fees                                                              29
  Auditing and legal fees                                                     44
  Custodian fee                                                               92
  Taxes other than federal income tax                                         25
  Other expenses                                                              20             14,786
                                                                        --------           --------
  Net investment income                                                                     151,054
                                                                                           --------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                           42,701
 Net unrealized appreciation on
  Investments                                                             56,784
  Open forward currency contracts                                             77             56,861
                                                                        --------           --------

  Net realized gain and unrealized
   appreciation on investments                                                               99,562
                                                                                           --------
Net Increase in Net Assets
 Resulting from Operations                                                           $      250,616
                                                                                     ==============


Statement of Changes in Net Assets
(dollars in thousands)

                                                         Year ended September 30
                                                                             1997               1996
Operations:                                                             --------           --------
 Net investment income                                             $     151,054     $      118,127
 Net realized gain on investments                                         42,701              4,164
 Net increase in unrealized appreciation
  on investments                                                          56,861             47,452
                                                                        --------           --------
  Net increase in net assets
   resulting from operations                                             250,616            169,743
                                                                        --------           --------

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income                                   (147,273)          (118,864)
 Distributions from net realized
  gain on investments                                                     (1,653)          --------
                                                                        --------           --------
  Total dividends and distributions                                     (148,926)          (118,864)
                                                                        --------           --------
Capital Share Transactions:
 Proceeds from shares sold:
  52,744,058 and 43,729,904
  shares, respectively                                                   800,316            636,739
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 6,173,899 and
  5,021,604 shares, respectively                                          93,692             73,124
 Cost of shares repurchased:
  28,680,906 and 22,319,120
  shares, respectively                                                  (434,766)          (324,832)
                                                                        --------           --------
  Net increase in net assets
   resulting from capital share
   transactions                                                          459,242            385,031
                                                                        --------           --------
Total Increase in Net Assets                                             560,932            435,910

Net Assets:
 Beginning of year                                                     1,546,896          1,110,986
                                                                        --------           --------
 End of year (including undistributed
  net investment income: $10,740
  and $7,102, respectively)                                        $   2,107,828      $   1,546,896
                                                                  ==============     ==============

See Notes to Financial Statements

Notes to Financial Statements

1. American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sales price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency tares on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

  The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $110,010,000, of which $138,405,000 related to appreciated securities and $28,395,000 related to depreciated securities. During the year ended September 30, 1997, the fund realized, on a tax basis, a net capital gain of $43,118,000 on securities transactions. Net losses related to non-U.S. currency transactions of $417,000 were treated as an adjustment to ordinary income for federal tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $1,968,012,000 at September 30, 1997.

3. The fee of $8,242,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion; plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the Plan were $4,552,000. As of September 30, 1997, accrued and unpaid distribution expenses were $328,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,100,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,289,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $51,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1997, accumulated undistributed net realized gain on investments was $38,829,000 and paid-in capital was $1,948,752,000. The fund reclassified $143,000 of realized currency losses to undistributed net investment income from undistributed net realized gains for the year ended September 30, 1997.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $1,259,096,000 and $875,661,000 respectively, during the year ended September 30, 1997.

 Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $92,000 includes $86,000 that was paid by these credits rather than in cash.

 At September 30, 1997, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                            Contract Amount                   U.S. Valuation at 9/30/97
                                             -------------- --------------     ------------------------ --------------
                                                                                                           Unrealized
                                                                                                         Appreciation
Non-U.S. Currency Sales Contracts                  Non-U.S.          U.S.                        Amount (Depreciation)
-------------------------------------------- -------------- --------------     ------------------------ --------------

German Deutsch Marks expiring 11/28/97         DM5,700,000     $3,414,196                    $3,246,606      $167,590
German Deutsch Marks expiring 11/05/97         DM3,431,000     $1,857,320                    $1,951,640      $(94,320)
                                                                                                                    -
                                                                                                              $73,270

Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

 We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "fund"), including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Los Angeles, California
October 31, 1997


1997 TAX INFORMATION (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

 Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represents qualifying dividends.

 Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

Per-Share
Data and Ratios                                     Year     ended September       30
                                                      1997     1996    1995     1994     1993
                                                 -------- -------- -------- -------- --------
Net Asset Value, Beginning
 of Year                                           $14.86   $14.30   $13.97   $15.18   $14.58
                                                 -------- -------- -------- -------- --------
 Income from Investment
  Operations:
  Net investment income                              1.26     1.29     1.33     1.25     1.28
  Net realized and
   unrealized gain
   (loss) on investments                              .83      .59      .39     (.99)     .74
                                                 -------- -------- -------- -------- --------
   Total income from
    investment operations                            2.09     1.88     1.72      .26     2.02
                                                 -------- -------- -------- -------- --------
 Less Distributions:
  Dividends from net
   investment income                                (1.24)   (1.32)   (1.32)   (1.21)   (1.29)
  Distributions from net
   realized gains                                    (.02)       -     (.07)    (.26)    (.13)
                                                 -------- -------- -------- -------- --------
   Total distributions                              (1.26)   (1.32)   (1.39)   (1.47)   (1.42)
                                                 -------- -------- -------- -------- --------
Net Asset Value, End of Year                       $15.70   $14.86   $14.30   $13.97   $15.18
                                                 ======== ======== ======== ======== ========
Total Return*                                       14.66%  13.68%   13.34%    1.60%    14.59%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                    $2,108   $1,547   $1,111     $835     $707
 Ratio of expenses to average
  net assets                                         .82%     .87%     .89%     .86%      .87%
 Ratio of net income to
  average net assets                                8.35%    8.90%    9.72%    8.63%     8.60%
 Portfolio turnover rate                           53.55 %  39.74%   29.56%   42.03%    44.37%


*Calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

                                     PART C
                               OTHER INFORMATION
                           AMERICAN HIGH-INCOME TRUST

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS:
 Included in Prospectus - Part A
  Financial Highlights
 Included in Statement of Additional Information - Part B
 Investment Portfolio   Notes to Financial Statements
 Statement of Assets and Liabilities Per-Share Data and Ratios
 Statement of Operations  Independent Auditors Report
 Statement of Changes in Net Assets

(B) EXHIBITS:
    1. Copy of Declaration of Trust (September 1987) and copy of Certificate of Amendment of Declaration of Trust (October 1987).
    2. Copy of By-laws as amended March 17, 1992.
 3. None.
    4. Copy of specimen share certificate.
    5. Copy of Investment Advisory and Service Agreement dated February 1,
1994.
    6. Copy of Principal Underwriting Agreement dated November 1, 1989, form of Selling Group Agreement, Supplemental Selling Group Agreement, Bank Selling Group Agreement, Hold Harmless Agreement, and State Addendum to Selling Group Agreement.
 7. None.
    8. Copy of form of Global Custody Agreement.
 9. On file (see SEC file No. 33-17917, Post-Effective Amendment No. 12 filed 11/24/95)
10. Not applicable to this filing.
11. Consent of Independent Auditors
12. None.
   13. Copy of investment letter from the Investment Adviser relating to initial shares dated January 7, 1988.
   14. Copies of model plans.
   15. Copy of Plan of Distribution (12b-1) dated November 1, 1989.
16. On file (see SEC file No. 33-17917, Post-Effective Amendment No. 12 filed 11/24/95)
17. Financial data schedule (EDGAR)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

As of September 30, 1997.


Number of

Title of Class           Record Holders



Shares of beneficial     78,859

interest (no par value)




ITEM 27. INDEMNIFICATION.

  Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and Trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Article VI of the Trust's By-Laws states:

 (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person reasonably believed to be opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

 (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or

 ITEM 27. INDEMNIFICATION (CONTINUED)

is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

   (c) To the extent that a Trustee or officer of the Trust has been successful on the merits in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

 (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; and any determination so made shall be conclusive.

 (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested trustees or independent legal counsel.

 (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

 (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

 (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross

 ITEM 27. INDEMNIFICATION (CONTINUED)

negligence or reckless disregard of the duties involved in the conduct of such person's office.

 (i) The Trust shall have power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation of the Securities and Exchange Commission.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.


(B)                 (1)                                                          (2)              (3)



      NAME AND PRINCIPAL                       POSITIONS AND OFFICES          POSITIONS AND OFFICES

      BUSINESS ADDRESS                         WITH UNDERWRITER               WITH REGISTRANT



      David L. Abzug                           Regional Vice President        None

      27304 Park Vista Road
      Van Nuys, CA 91301



      John A. Agar                             Regional Vice President        None
      1501 N. University, Suite 227A
      Little Rock, AR 72207



      Robert B. Aprison                        Vice President                 None

      2983 Bryn Wood Drive

      Madison, WI  53711



S     Richard L. Armstrong                     Assistant Vice President       None



L     William W. Bagnard                       Vice President                 None



      Steven L. Barnes                         Senior Vice President          None

      8000 Town Line Avenue South

      Suite 204

      Minneapolis, MN 55438



B     Carl R. Bauer                            Assistant Vice President       None

      Michelle A. Bergeron                     Vice President                 None
      4160 Gateswalk Drive
      Smyrna, GA 30080



      Joseph T. Blair                          Senior Vice President          None

      27 Drumlin Road

      West Simsbury, CT  06092



      John A. Blanchard                        Regional Vice President        None

      6421 Aberdeen Road

      Mission Hills, KS 66208



      Ian B. Bodell                            Senior Vice President          None

      P.O. Box 1665

      Brentwood, TN 37024-1665



      Michael L. Brethower                     Vice President                 None

      2320 North Austin Avenue

      Georgetown, TX  78626



      C. Alan Brown                            Regional Vice President        None

 4129 Laclede Avenue
       St. Louis, MO  63108




L     Daniel C. Brown                          Senior Vice President          None



H     J. Peter Burns                           Vice President                 None



      Brian C. Casey                           Regional Vice President        None

      9508 Cable Drive

      Kensington, MD  20895



      Victor C. Cassato                        Senior Vice President          None

      609 W. Littleton Blvd., Suite 310

      Littleton, CO  80120



      Christopher J. Cassin                    Senior Vice President          None

      111 W. Chicago Avenue, Suite G3

      Hinsdale, IL 60521



      Denise M. Cassin                          Vice President                None

      1301 Stoney Creek Drive

      San Ramon, CA 94538



L     Larry P. Clemmensen                      Director                       None



L     Kevin G. Clifford                        Director, Senior Vice          None
                                               President



      Ruth M. Collier                          Vice President                 None

      145 West 67th St., Ste. 12K

      New York, NY  10023



S     David Coolbaugh                          Assistant Vice President       None



      Thomas E. Cournoyer                      Vice President                 None

      2333 Granada Boulevard

      Coral Gables, FL  33134



      Douglas A. Critchell                     Senior Vice President          None

      4116 Woodbine Street

      Chevy Chase, MD 20815



L     Carl D. Cutting                          Vice President                 None



      Daniel J. Delianedis                     Regional Vice President        None

      8689 Braxton Drive

      Eden Prairie, MN 55347



      Michael A. Dilella                       Vice President                 None

      P. O. Box 661

      Ramsey, NJ  07446

      G. Michael Dill                          Senior Vice President          None
      505 E. Main Street

      Jenks, OK 74037



      Kirk D. Dodge                            Senior Vice President          None

      3034 Parkridge

      Ann Arbor, MI  48103



      Peter J. Doran                           Senior Vice President          None

      1205 Franklin Avenue

      Garden City, NY  11530



L     Michael J. Downer                        Secretary                      Vice President



      Robert W. Durbin                         Vice President                 None

      74 Sunny Lane

      Tiffin, OH  44883



I     Lloyd G. Edwards                         Senior Vice President          None



L     Paul H. Fieberg                          Senior Vice President          None



      John Fodor                                Vice President                None

      15 Latisquama Road

      Southborough, MA 01772



L     Mark P. Freeman, Jr.                     Director, President            None



      Clyde E. Gardner                         Senior Vice President          None

      Route 2, Box 3162

      Osage Beach, MO  65065



B     Evelyn K. Glassford                      Vice President                 None



      Jeffrey J. Greiner                        Vice President                None

      12210 Taylor Road

      Plain City, OH 43064



L     Paul G. Haaga, Jr.                       Director                       Chairman of the Board



B     Mariellen Hamann                         Assistant Vice President       None



      David E. Harper                          Senior Vice President          None

      R.D. 1, Box 210, Rte 519

      Frenchtown, NJ  08825





      Ronald R. Hulsey                         Vice President                 None

      6744 Avalon

      Dallas, TX  75214



      Robert S. Irish                          Regional Vice President        None

      1225 Vista Del Mar Drive

      Delray Beach, FL 33483



L     Robert L. Johansen                       Vice President,                None
                                               Controller



      Michael J. Johnston                      Chairman of the Board          None

      630 Fifth Avenue, 36th Floor

      New York, NY 10111



B     Damien M. Jordan                         Vice President                 None



      V. John Kriss                            Senior Vice President          None

      P. O. Box 247

      Surfside, CA 90743



      Arthur J. Levine                         Vice President                 None

      12558 Highlands Place

      Fishers, IN  46038



B     Karl A. Lewis                            Assistant Vice President       None



      T. Blake Liberty                         Regional Vice President        None

      1940 Blake St., Suite 303

      Denver, CO 80202



L     Lorin E. Liesy                           Assistant Vice President       None



L     Susan G. Lindgren                        Vice President -               None
                                               Institutional

                                               Investment Services



S     Stella Lopez                             Vice President                 None



LW    Robert W. Lovelace                       Director                       None



      Steve A. Malbasa                          Vice President                None

      13405 Lake Shore Blvd.

      Cleveland, OH  44110



      Steven M. Markel                         Senior Vice President          None

      5241 South Race Street

      Littleton, CO  90121



L     J. Clifton Massar                        Director, Senior Vice          None
                                               President



L     E. Lee McClennahan                       Senior Vice President          None



L     Jamie R. McCrary                         Assistant Vice President       None



S     John V. McLaughlin                       Senior Vice President          None



      Terry W. McNabb                          Vice President                 None

      2002 Barrett Station Road

      St. Louis, MO  63131



L     R. William Melinat                       Vice President -               None
                                               Institutional

                                               Investment Services



      David R. Murray                           Vice President                None

      25701 S.E. 32nd Place

      Issaquah, WA  98027



      Stephen S. Nelson                        Vice President                 None

      P.O. Box 470528

      Charlotte, NC  28247-0528



      William E. Noe                           Regional Vice President        None

      304 River Oaks Road

      Brentwood, TN 37027



      Peter A. Nyhus                           Regional Vice President        None

      3084 Wilds Ridge Court

      Prior Lake, MN 55372



      Eric P. Olson                            Regional Vice President        None

      62 Park Drive

      Glenview, IL 60025



      Fredric Phillips                         Vice President                 None

      32 Ridge Avenue

      Newton Centre, MA  02159



B     Candance D. Pilgrim                      Assistant Vice President       None



      Carl S. Platou                           Regional Vice President        None

      4021 96th Avenue, S.E.

      Mercer Island, WA 98040



L     John O. Post                             Vice President                 None



S     Richard P. Prior                         Assistant Vice President       None



      Steven J. Reitman                        Vice President                 None

      212 The Lane

      Hinsdale, IL  60521



      Brian A. Roberts                          Vice President                None

      12025 Delmahoy Drive

      Charlotte, NC  28277



      George S. Ross                           Senior Vice President          None

      55 Madison Avenue

      Morristown, NJ  07962



L     Julie D. Roth                            Vice President                 None



L     James F. Rothenberg                      Director                       None



      Douglas F. Rowe                          Regional Vice President        None

      30008 Oakland Hills Drive

      Georgetown, TX 78628



      Christopher Rowey                        Regional Vice President        None

      9417 Beverlywood Street

      Los Angeles, CA 90034



      Dean B. Rydquist                         Vice President                 None

      1080 Bay Point Crossing

      Alpharetta, GA 30202



      Richard R. Samson                        Vice President                 None

      4604 Glencoe Avenue, No. 4

      Marina del Rey, CA  90292



      Joseph D. Scarpitti                      Regional Vice President        None

      31465 St. Andrews

      Westlake, OH 44145



L     Daniel B. Seivert                        Assistant Vice President       None



L     R. Michael Shanahan                      Director                       None



      David W. Short                           Director, Senior Vice          None
                                               President

      1000 RIDC Plaza, Suite 212

      Pittsburgh, PA  15238





      William P. Simon, Jr.                    Senior Vice President          None

      554 Canterbury Lane

      Berwyn, PA  19312



L     John C. Smith                            Vice President -               None
                                               Institutional

                                               Investment Services



L     Mary E. Smith                             Vice President -              None

                                               Institutional Investment Services



      Rodney G. Smith                          Vice President                 None

      100 N. Central Expressway, Suite 1214

      Richardson, TX  75080



      Nicholas D. Spadaccini                   Regional Vice President        None

      855 Markley Woods Way

      Cincinnati, OH 45230



L     Kristen J. Spazafumo                     Assistant Vice President       None



      Daniel S. Spradling                      Senior Vice President          None

      4 West Fourth Avenue, Suite 406

      San Mateo, CA  94402



B     Max D. Stites                            Vice President                 None



      Thomas A. Stout                          Regional Vice President        None

      12913 Kendale Lane

      Bowie, MD 20715



      Craig R. Strauser                        Regional Vice President        None

      3 Dover Way

      Lake Oswego, OR 97034



      Francis N. Strazzeri                      Vice President                None

      31641 Saddletree Drive

      Westlake Village, CA 91361



L     Drew W. Taylor                           Assistant Vice President       None



S     James P. Toomey                           Vice President                None



I     Christopher E. Trede                      Vice President                None



      George F. Truesdail                      Vice President                 None

      400 Abbotsford Court

      Charlotte, NC  28270



      Scott W. Ursin-Smith                     Regional Vice President        None

      60 Reedland Woods Way

      Tiburon, CA 94920



H     Andrew J. Ward                           Vice President                 None



L     David M. Ward                             Vice President -              None
                                               Institutional Investment
                                               Services



      Thomas E. Warren                         Regional Vice President        None

      1701 Starling Drive

      Sarasota, FL  34231



L     J. Kelly Webb                            Senior Vice President,         None
                                               Treasurer



      Gregory J. Weimer                        Vice President                 None

      125 Surrey Drive

      Canonsburg, PA  15317



B     Timothy W. Weiss                         Director                       None



      N. Dexter Williams                       Senior Vice President          None
      25 Whitside Court
      Danville, CA 94526



      Timothy J. Wilson                        Regional Vice President        None

      113 Farmview Place

      Venetia, PA  15367



B     Laura L. Wimberly                         Vice President                None



H     Marshall D. Wingo                        Director, Senior Vice          None
                                               President



L     Robert L. Winston                        Director, Senior Vice          None
                                               President



      Laurie B. Wood                           Regional Vice President        None

      3500 W. Camino de Urania

      Tucson, AZ 85741



      William R. Yost                          Regional Vice President        None

      9320 Overlook Trail

      Eden Prairie, MN 55347



      Janet M. Young                           Regional Vice President        None

      1616 Vermont

      Houston, TX  77006



      Scott D. Zambon                          Regional Vice President        None

      320 Robinson Drive

      Tustin Ranch, CA 92782



__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 42640 and 5300 Robin Hood Road, Norfolk, VA
23514.

  Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

  (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 25th day of November, 1997.

   AMERICAN HIGH-INCOME TRUST

   By /s/ Paul G. Haaga, Jr.
      Paul G. Haaga, Jr., Chairman of the Board

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on November 25, 1997, by the following persons in the capacities indicated.

         SIGNATURE                                      TITLE



(1)      Principal Executive Officer:



         /s/ Richard T. Schotte                         President

              Richard T. Schotte



(2)      Principal Financial Officer and Principal Accounting Officer:



         /s/ Anthony W. Hynes, Jr.                      Treasurer

              Anthony W. Hynes, Jr.





(3)      Trustees:

         H. Frederick Christie*                         Trustee

         Don R. Conlan*                                 Trustee

         Diane C. Creel*                                Trustee

         Martin Fenton, Jr.*                            Trustee

         Leonard R. Fuller*                             Trustee



         /s/ Abner D. Goldstine                         Trustee

             Abner D. Goldstine



         /s/ Paul G. Haaga, Jr.                         Chairman of the Board

              Paul G. Haaga, Jr.



         Herbert Hoover III*                            Trustee

         Richard G. Newman*                             Trustee

         Peter C. Valli*                                Trustee




*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact

 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

    /s/ Michael J. Downer
         Michael J. Downer